Other Income (Loss), Net (Tables)	12 Months Ended
Dec. 31, 2019
Other Income (Loss), Net
Schedule of other income (loss), net

	Year Ended December 31,
	2017	2018	2019
	$	$	$
Unrealized gain (loss) on marketable securities	911,873	(606,635)	951,545
Income from sales of properties held for sales	—	—	363,012
Foreign exchange gain (loss)	(619,269)	(3,800,728)	412,236
Others	187,891	188,170	251,718

Total	480,495	(4,219,193)	1,978,511